SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

Date of Report (Date of earliest event reported): May 22, 2000

                       HOME PROPERTIES OF NEW YORK, INC.
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            (Exact name of registrant as specified in its charter)

    Maryland              1-13136              16-1455126
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(State or other jurisdiction (Commission      (IRS Employer
 of incorporation)         File No.)       Identification No.)


               850 Clinton Square, Rochester, New York    14604
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      (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:  (716)546-4900


                                Not Applicable
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        (Former name or former address, if changed since last report.)

Item 5. OTHER EVENTS

       On May 22, 2000, the Registrant entered into a Purchase Agreement with The Prudential Insurance Company of America and Teachers Insurance and Annuity Association of America (the "Purchasers") whereby the Registrant agreed to sell to each of the Purchasers 200,000 shares of Series C Convertible Cumulative Preferred Stock.

         The related press release is attached hereto as Exhibit 99.1. The Purchase Agreement is attached hereto as Exhibit 10.1 and the related Articles Supplementary are attached hereto as Exhibit 3.1.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

       c.    Exhibits

             Exhibit 3.1 Articles Supplementary

            Exhibit 10.1 Purchase Agreement between Home Properties of New York, Inc., The Prudential Insurance Company of America and Teachers Insurance and Annuity Association of America.

            Exhibit 99.1 Press Release

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

           Dated:  May 22, 2000    HOME PROPERTIES OF NEW YORK, INC.
                                                   (Registrant)


                                        By: /s/ Amy L. Tait
                                        -------------------------

                                    Amy L. Tait, Executive Vice President